Exhibit 99.1

ADC Therapeutics Announces Comprehensive Strategic Financial Restructuring
Marking Key Capital Structure Improvements

$86.6 Million Private Placement announced, with participation from new and existing investors, extending expected cash runway into 2029

HealthCare Royalty financing agreement amended, removing change-of-control payment

Senior secure loan refinanced, decreasing principal to $50M with bullet payment in August 2029 and no minimum liquidity

LAUSANNE, Switzerland — October 8, 2026 — ADC Therapeutics SA (NYSE: ADCT), a commercial-stage global leader and pioneer in the field of antibody drug conjugates (ADCs), today announced a comprehensive strategic financial restructuring designed to strengthen its balance sheet, reduce leverage, and increase strategic optionality to maximize shareholder value while extending the expected cash runway into 2029. The strategic initiative includes securing new equity financing, restructuring the HealthCare Royalty (HCR) agreement, and reducing the outstanding loan principal.

“We are pleased to announce this robust set of improvements to our capital structure which reflect confidence in ZYNLONTA’s growth potential from both long-standing and new investors as well as from HCR and our lenders,” said Ameet Mallik, Chief Executive Officer of ADC Therapeutics. “These efforts extend our expected cash runway and increase strategic optionality, as we approach much anticipated LOTIS-7 and MZL data abstracts in early November with presentations in December at the 68th American Society of Hematology Annual Meeting.”

Strategic Financing

ADC Therapeutics has entered into securities purchase agreements for the sale of its equity securities to certain institutional investors, including new investor Bain Capital Life Sciences and existing investors Redmile, TCGX, and Nantahala Capital, in a $86.6 million private investment in public equity (“PIPE”) financing. In the PIPE, ADC Therapeutics is selling 12.9 million common shares at $1.42 per share and pre-funded warrants to purchase 48.1 million common shares at $1.32, per pre-funded warrant, which is the price per common share in the PIPE minus the exercise price of CHF 0.08 per pre-funded warrant.

Gross proceeds from the PIPE, assuming cash exercise of the pre-funded warrants,  are anticipated to be approximately $86.6 million before deducting placement agent fees and offering expenses. The PIPE is expected to close on October 22, 2026, subject to customary closing conditions. ADC Therapeutics intends to use the net proceeds from the PIPE to invest in continued funding of ZYNLONTA pipeline studies, including the Phase 3 trials in diffuse large B-cell lymphoma (ZYNLONTA plus glofitamab) and marginal zone lymphoma (ZYNLONTA monotherapy), and strengthen the balance sheet, in addition to funding working capital and general corporate purposes.

The offer and sale of the foregoing securities are made in a transaction not involving a public offering, and the foregoing securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws, and are being offered and sold in reliance on Section 4(a)(2) of the Securities Act. The securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws. ADC Therapeutics has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the common shares to be sold in the PIPE and the common shares issuable upon exercise of the pre-funded warrants to be sold in the PIPE.

Amendment to Royalty Purchase and Sale Agreement

On October 7, 2026, ADC Therapeutics entered into Amendment No. 2 (the “HCR Amendment”) to its Purchase and Sale Agreement, dated August 25, 2021 (as amended from time to time, the “HCR Agreement”), with certain entities managed by HealthCare Royalty Management, LLC (collectively, “HCR”). To date, HCR has provided $300 million of funding to the Company. The HCR Amendment eliminates the $150 million payment otherwise required solely upon a change of control.

In addition, the HCR Amendment reduces the aggregate outstanding principal amount of third-party indebtedness of the Company and its subsidiaries are permitted to incur to $50.0 million. An uncured breach of this debt limitation covenant entitles HCR to elect to receive the non-performance payment equaling 1.5 times the difference between the $300 million aggregate purchase price and royalty payments and other qualifying credited amounts actually received by HCR, subject to a cure period. The HCR Amendment also requires the Company, subject to shareholder approval and applicable legal and fiduciary duties, to use its best efforts to become a Delaware corporation. In addition, the HCR Amendment amends the warrants to purchase 9,834,776 common shares, which were issued on February 18, 2026, in connection with a previous amendment to the HCR Agreement (the “HCR Warrants”), by reducing the exercise price of the HCR Warrants from $3.8130 per share to $0.10 per share; by adding a provision that prohibits the exercise of the HCR Warrants if, upon giving effect to such exercise, the aggregate number of the Company’s common shares beneficially owned by the holder (together with its affiliates and certain attribution parties) would exceed 4.99% (or, 61 days after a written notice from such holder, any other percentage not in excess of 9.99%) of the number of the Company’s common shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the HCR Amendment; and removing the contractual restrictions on transfers of the HCR Warrants and shares issuable upon exercise of the HCR Warrants before January 1, 2028. The effectiveness of the HCR Amendment is conditioned upon the completion of the PIPE by October 31, 2026, and the effectiveness of the Loan Agreement Amendment. All other terms of the HCR Agreement remain unchanged including the ongoing royalty obligations which will continue until the Royalty Cap (as defined in the HCR Agreement).

Amendment to Loan Agreement

On October 7, 2026, ADC Therapeutics, certain subsidiaries of the Company, the lenders party thereto and Blue Owl Opportunistic Lending Master Fund I, L.P., as administrative agent and collateral agent, entered into a second amendment (the “Loan Agreement Amendment”) to the Loan Agreement and Guaranty, dated August 15, 2022 (as amended from time to time, the “Loan Agreement”).

The Loan Agreement Amendment provides for the prepayment of $70.0 million principal amount of term loans under the Loan Agreement, plus accrued and unpaid interest with respect thereto and any related fees and premiums, inclusive of the Company’s scheduled September 30, 2026, amortization payment. Immediately after such prepayment, the principal amount of outstanding term loans under the Loan Agreement will be $50.0 million. The Loan Agreement Amendment eliminates subsequent scheduled principal amortization, with the remaining principal payable at maturity unless earlier accelerated; eliminates the minimum liquidity covenant; and sets the minimum trailing four-quarter U.S. ZYNLONTA sales covenant at $65.0 million for the quarter ending December 31, 2026, and each quarter thereafter. The effectiveness of the Loan Agreement Amendment, including the consummation of the prepayment contemplated thereunder, is conditioned upon the completion of the PIPE.

In connection with the Loan Agreement Amendment, the Company entered into amendments to the warrants to purchase an aggregate of 527,295 common shares, which were issued on August 15, 2022, in connection with the Loan Agreement (the “Lender Warrants”). The amendments reduce the exercise price of the Lender Warrants from $8.30 per share to $1.00 per share (being the lesser of $1.00 per share and the price per common share in the PIPE). The effectiveness of the amendments to the Lender Warrants is conditioned upon the effectiveness of the Loan Agreement Amendment.

The company expects net product revenues from sales of ZYNLONTA to be approximately $21.0 million for the third quarter ended September 30, 2026 with cash and cash equivalents totaling $189.2 million as of September 30, 2026. On a proforma basis, giving effect to the estimated net cash proceeds from the PIPE of approximately $76.3 million (after deducting placement agent fees and estimated offering expenses), and the partial principal prepayment of $69.6 million (including fees) on the senior secured term loan, the Company would have had approximately $196 million of cash and cash equivalents as of that date.

Jefferies, Guggenheim Securities, and Cantor are acting as placement agents for the PIPE. Davis Polk & Wardwell LLP and Homburger AG are acting as legal advisors to ADC Therapeutics.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Company has uploaded an updated corporate presentation to the Investor portion of its website.

About ZYNLONTA®

ZYNLONTA® is a CD19-directed antibody drug conjugate (ADC). Once bound to a CD19-expressing cell, ZYNLONTA is internalized by the cell, where enzymes release a pyrrolobenzodiazepine (PBD) payload. The potent payload binds to DNA minor groove with little distortion, remaining less visible to DNA repair mechanisms. This ultimately results in cell cycle arrest and tumor cell death.

The U.S. Food and Drug Administration (FDA) and the European Medicines Agency (EMA) have approved ZYNLONTA (loncastuximab tesirine-lpyl) for the treatment of adult patients with relapsed or refractory (r/r) large B-cell lymphoma after two or more lines of systemic therapy, including diffuse large B-cell lymphoma (DLBCL) not otherwise specified (NOS), DLBCL arising from low-grade lymphoma and also high-grade B-cell lymphoma. The trial included a broad spectrum of heavily pre-treated patients (median three prior lines of therapy) with difficult-to-treat disease, including patients who did not respond to first-line therapy, patients refractory to all prior lines of therapy, patients with double/triple hit genetics and patients who had stem cell transplant and CAR-T therapy prior to their treatment with ZYNLONTA. This indication is approved by the FDA under accelerated approval and in the European Union under conditional approval based on overall response rate and continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial. Please see full prescribing information including important safety information about ZYNLONTA at www.ZYNLONTA.com.

ZYNLONTA is also being evaluated as a therapeutic option in combination studies in other B-cell malignancies and earlier lines of therapy.

About ADC Therapeutics

ADC Therapeutics (NYSE: ADCT) is a commercial-stage global leader and pioneer in the field of antibody drug conjugates (ADCs), transforming treatment for patients through our focused portfolio with ZYNLONTA® (loncastuximab tesirine-lpyl).

ADC Therapeutics' CD19-directed ADC ZYNLONTA received accelerated approval by the FDA and conditional approval from the European Commission for the treatment of relapsed or refractory diffuse large B-cell lymphoma after two or more lines of systemic therapy. ZYNLONTA is also in development in combination with other agents and in earlier lines of therapy.

Headquartered in Lausanne (Biopôle), Switzerland, with operations in New Jersey, ADC Therapeutics is focused on driving innovation in ADC development with specialized capabilities from clinical to manufacturing and commercialization.

ZYNLONTA® is a registered trademark of ADC Therapeutics SA.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward-looking statements by terminology such as "may", "will", "should", "would", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "future", "continue", or "appear" or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the adequacy of the LOTIS-5 clinical trial data to support full regulatory approval and our ability to maintain accelerated approval in the United States and foreign jurisdictions for our product; our ability to identify and execute on potential regulatory and compendia pathways; the timing, content and outcome of meetings with and feedback or other communications provided by regulatory authorities including U.S. FDA including our ability to adequately address the serious concerns related to the LOTIS-5 trial results raised by the FDA at the recent pre-sBLA submission meeting; the timing, submission and outcome of an sBLA related to LOTIS-5 and potential approval; the actual and perceived benefit-risk profile for ZYNLONTA as studied in the LOTIS-5 trial; the assessment of the data from LOTIS-5 study, including additional analyses of outcomes observed for safety, efficacy and within key geographic regions and across certain patient sub-populations; the path for full regulatory approval for ZYNLONTA in the United States and foreign jurisdictions and into earlier lines of therapy; whether future LOTIS-7 results will be consistent with or different from the prior disclosure, the timing, results and publication of the full LOTIS-7 trial data and potential compendia inclusion; future regulatory strategy for a Phase 3 trial for the combination of ZYNLONTA plus glofitamab; our expected revenue growth in 2027 and the Company's ability to sustain or grow ZYNLONTA® revenue in the future; our ability to effect the proposed amendments to the HCR agreement and the loan agreement; our expected cash runway into at least 2028 which assumes use of the minimum liquidity amount required to be maintained under its loan agreement covenants; our ability to comply with the terms of our indebtedness; changes in our regulatory and commercial strategy; the ability of our partners to commercialize ZYNLONTA® in foreign markets, the timing and amount of future revenue and payments to us from such partnerships and their ability to obtain or maintain regulatory approval for ZYNLONTA® in foreign jurisdictions; the timing and results of the Company's clinical trials; the timing, publication and results of investigator-initiated trials including those studying FL and MZL and the potential regulatory and/or compendia strategy and the future opportunity; the timing and outcome of regulatory submissions for the Company's products or product candidates; actions by the FDA or foreign regulatory authorities; projected revenue and expenses; the Company's indebtedness, including HealthCare Royalty Management and Blue Owl and Oaktree facilities, and the restrictions imposed on the Company's activities by such indebtedness, the ability to comply with the terms of the various agreements and repay such indebtedness and the significant cash required to service such indebtedness; the Company's ability to obtain financial and other resources for its research, development, clinical, and commercial activities; uncertainties related to a potential change in domicile from Switzerland to Delaware, including the outcome of tax analyses associated with such redomiciliation, the receipt of requisite shareholder approval, and the ability to complete the redomiciliation on the anticipated terms and timeline, if at all; and the uncertainties of international trade policies, including tariffs, sanctions, trade barriers and most favored nation drug pricing and the potential impact they may have on our business, financial condition, and results of operations. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K and in the Company's other periodic and current reports and filings with the U.S. Securities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document.

The  ZYNLONTA net sales and cash and cash equivalents figures included in this press release are preliminary and unaudited and reflect the Company’s estimated financial results. In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. The Company’s actual financial results for the quarter ended September 30, 2026 have not yet been finalized by management. The preliminary financial information is not a comprehensive statement of all financial results for the quarter ended September 30, 2026. Subsequent information or events may lead to material differences between the foregoing preliminary financial results and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on these preliminary financial results.

CONTACTS:

Investors & Media

Nicole Riley

ADC Therapeutics

Nicole.Riley@adctherapeutics.com

+1 862-926-9040